EXHIBIT 99.2

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Condensed Consolidated Financial Statements
Three and Nine‑Month Periods ended September 30, 2015 and 2014

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Table of Contents

Page(s)
Condensed Consolidated Financial Statements:
Condensed Consolidated Balance Sheets	2
Condensed Consolidated Statements of Income	3
Condensed Consolidated Statements of Comprehensive Income	4
Condensed Consolidated Statements of Cash Flows	5
Notes to Condensed Consolidated Financial Statements	6-12

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands of dollars)

	September 30, 2015	December 31,
	(unaudited)	2014
Assets
Current Assets:
Cash and cash equivalents	$43,093	653,714
Short-term marketable securities (note 3)	—	112,397
Accounts receivable-trade, net of allowances of $20,956 and $19,250 as
of September 30, 2015 and December 31, 2014, respectively	159,912	179,383
Other current assets	30,524	55,564
Total current assets	233,529	1,001,058

Property, plant and equipment, net	2,169,495	2,130,642
Long-term marketable securities (note 3)	—	362,940
Investments	12,279	12,006
Goodwill	12,746	12,746
Intangible assets, net (note 4)	854,941	851,484
Other assets	12,169	50,241
Total assets	$3,295,159	4,421,117

Liabilities and Member's Equity
Accounts payable and other current liabilities (note 5)	$330,201	348,342
Current maturities of long-term debt (note 6)	342,857	42,857
Deferred revenue	63,084	62,946
Total current liabilities	736,142	454,145

Long-term debt (note 6)	128,571	471,429
Other liabilities (note 7)	470,639	479,722
Total liabilities	1,335,352	1,405,296

Commitments and contingencies (note 11)
Member's equity	1,959,807	3,015,821
Total liabilities and member's equity	$3,295,159	4,421,117

See accompanying notes to condensed consolidated financial statements.

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Income
(In thousands of dollars)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014

Revenues:
Subscriber	$916,217	866,519	2,785,186	2,616,778
Advertising and other	47,910	55,800	146,280	144,093
Total revenues	964,127	922,319	2,931,466	2,760,871

Costs, expenses and other:
Operating expenses	666,843	629,397	1,999,271	1,879,333
Depreciation and amortization	116,070	105,663	339,948	305,142
Gain from disposal of assets, net and other income	(1,745)	(1,437)	(23,677)	(3,269)
Income from equity investments	(494)	(560)	(1,313)	(1,616)
Interest, net	8,497	8,926	24,969	28,931
Total costs and expenses	789,171	741,989	2,339,198	2,208,521

Net income	$174,956	180,330	592,268	552,350

See accompanying notes to condensed consolidated financial statements.

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Comprehensive Income
(In thousands of dollars)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014

Net income	$174,956	180,330	592,268	552,350
Change in unrecognized amounts included in
pension and postretirement obligations	3,175	932	9,525	2,796
Comprehensive income	$178,131	181,262	601,793	555,146

See accompanying notes to condensed consolidated financial statements.

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(In thousands of dollars)
(unaudited)

	Nine months ended
	September 30,
	2015	2014
Cash flows from operating activities:
Net income	$592,268	552,350
Adjustments to reconcile net income to cash flows from
operating activities:
Depreciation and amortization	339,948	305,142
Income from equity investments	(1,313)	(1,616)
Gain on disposal of assets, net	(3,236)	(3,269)
Change in operating assets and liabilities:
Accounts receivable	19,471	(10,669)
Other current assets	22,579	(2,337)
Other assets	6,374	1,853
Accounts payable and other liabilities	(17,699)	(7,773)
Deferred revenue	138	9,030
Net cash provided by operating activities	958,530	842,711

Cash flows from investing activities:
Capital expenditures	(371,639)	(398,248)
Franchise expenditures	(10,984)	(7,573)
Purchases of marketable securities	(205,932)	(541,157)
Proceeds from sale and maturities of marketable securities	192,005	81,949
Acquisitions of investments and other assets	(424)	(530)
Transfer from (to) restricted cash	35,807	(31,282)
Proceeds from sale of other assets	3,236	3,269
Net cash used in investing activities	(357,931)	(893,572)

Cash flows from financing activities:
Member distributions	(1,168,363)	(298,800)
Repayment of senior note	(42,857)	(42,857)
Net cash used in financing activities	(1,211,220)	(341,657)

Net decrease in cash and cash equivalents	(610,621)	(392,518)
Cash and cash equivalents at beginning of period	653,714	1,001,774
Cash and cash equivalents at end of period	$43,093	609,256

Interest paid	$37,821	41,036

Noncash financing activities:
Member distributions of marketable securities	$489,444	—

See accompanying notes to condensed consolidated financial statements.

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

(1)	Organization and Summary of Significant Accounting Policies

(a)	Description of Business

Bright House Networks, LLC and subsidiaries (BHN or the Company) is a cable operator with its primary markets in Florida, Michigan, Alabama, Indiana and California. The Company provides its subscribers with video, high‑speed data and digital phone services. The Company also sells advertising on its cable systems to local and national advertisers.

The Company is a wholly owned subsidiary of Time Warner Entertainment‑Advance/Newhouse (TWE‑A/N). TWE‑A/N is a partnership between Advance/Newhouse Partnership (A/N) and a subsidiary of Time Warner Cable Inc. (TWC). A/N is the manager of the Company and is entitled to 100% of its economic benefits.

(b)	Interim Financial Statements

The condensed consolidated financial statements are unaudited; however, in the opinion of management, they contain all the adjustments (consisting of those of a normal recurring nature) considered necessary to present fairly, in all material respects, the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America (GAAP) applicable to interim periods. Certain information and footnote disclosures normally included in consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. The condensed consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements for the year ended December 31, 2014, which report was dated March 27, 2015.

(c)	Basis of Consolidation

The accompanying condensed consolidated financial statements include all of the accounts and all entities that are majority‑owned by the Company and are required to be consolidated in accordance with GAAP. The Company has eliminated intercompany accounts and transactions among consolidated entities.

(d)	Revenues and Costs

The Company pays for programming provided to its subscribers under joint contracts with TWC. Amounts paid to TWC for programming and other services were $258.6 million and $782.6 million for the three and nine months ended September 30, 2015, respectively, and $241.6 and $728.7 for the three and nine months ended September 30, 2014, respectively. At September 30, 2015 and December 31, 2014, unpaid balances due to TWC were $159.7 million and $154.4 million, respectively. Such amounts are included in accounts payable and other current liabilities in the accompanying condensed consolidated balance sheets.

In the normal course of business, the Company is assessed nonincome related taxes by governmental authorities, including franchising authorities, and collects such taxes from its subscribers. The Company’s policy is that, in instances where the tax is being assessed directly on the Company, amounts paid to governmental authorities and amounts received from subscribers are recorded on a gross basis. That is, amounts paid to governmental authorities are recorded as operating expenses and amounts received from subscribers are recorded as revenues. The amount of such fees included as a component of revenues was

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

$22.9 million and $70.3 million for the three and nine months ended September 30, 2015 and $22.1 and $67.8 for the three and nine months ended September 30, 2014, respectively.

The Company recorded income of $20.4 million in the nine months ended September 30, 2015, for minimum payments due under its agreement with Verizon, which is included in Gain from disposal of assets, net and other income in the condensed consolidated statements of income in 2015. The amount was paid in full in July 2015.

(e)	Fair Value Disclosures

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy, as defined below, gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs.

Level 1 -	Defined as observable inputs such as unadjusted quoted prices in active markets for identical assets or liabilities

Level 2 -
Defined as observable inputs other than Level 1 inputs. These include quoted prices for similar assets or liabilities in an active market, quoted prices for identical assets and liabilities that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -	Defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The carrying value of accounts receivable, accounts payable, and other current liabilities approximates fair value because of the relatively short maturity of these items.

The Company’s marketable securities, which included U.S. Treasury securities, corporate debt securities, U.S. government agency securities, municipal securities, certificates of deposit and commercial paper, were recorded at fair value (note 3). The Company classified these investments as Level 2 since the fair value estimates were based on market observable inputs for investments with similar terms and maturities.

(f)	Use of Estimates

The accompanying condensed consolidated financial statements are prepared in accordance with GAAP, which requires that management make estimates and assumptions that affect the reported amounts. Actual results could differ from these estimates.

Significant estimates inherent in the preparation of the accompanying condensed consolidated financial statements include accounting for asset impairments, allowances for doubtful accounts, investments, depreciation and amortization, pension benefits, and contingencies. Allocation methodologies used to prepare the accompanying condensed consolidated financial statements are based on estimates and are described in the notes, where appropriate.

(2)	Charter Agreement

On March 31, 2015, A/N entered into an agreement (the Agreement) with Charter Communications, Inc. (Charter) whereby Charter will acquire the BHN business (with the exception of certain excluded assets and liabilities). On May 26, 2015, Charter and TWC announced that they had entered into an agreement to merge, following

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

which Charter and A/N amended their Agreement. Following the closing of the merger between Charter and TWC and the acquisition of BHN by Charter (which transactions are expected to close contemporaneously), A/N is expected to own between 14% and 13% of the combined Charter‑TWC‑BHN business (depending on final elections of cash versus stock available to shareholders of TWC), on an as‑converted, as‑exchanged basis.

The Agreement, as amended, between Charter and A/N is subject to several conditions, including, the completion of the merger between Charter and TWC (subject to certain exceptions if TWC enters into another sale transaction), Charter shareholder approval, TWC shareholder approval and regulatory approvals.

(3)	Marketable Securities

Our marketable debt securities consisted of the following at:

	September 30,	December 31,
	2015	2014
	(In thousands)
Short-term marketable securities:
U.S. Treasury securities	$—	27,782
Corporate debt securities	—	3,103
U.S. agency securities	—	17,491
Municipal securities	—	13,552
Certificates of deposit	—	18,998
Commercial paper	—	31,471

Total short-term marketable securities	$—	112,397

Long-term marketable securities:
Corporate debt securities	—	73,424
U.S. agency securities	—	129,782
Municipal securities	—	159,734

Total long-term marketable securities	$—	362,940

On July 1, 2015, the Company distributed all marketable securities to A/N.

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

(4)	Intangible Assets

Intangible assets and related accumulated amortization consist of the following at:

	September 30, 2015			December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Total	Gross Carrying Amount	Accumulated Amortization	Total
	(In thousands)
Indefinite-lived cable
franchise rights	$801,760	—	801,760	801,760	—	801,760
Finite-lived intangible assets:
Renewal of cable franchise rights	90,137	(82,886)	7,251	85,246	(82,177)	3,069
Deferred right-of-way costs	90,392	(47,153)	43,239	84,297	(40,923)	43,374
Trade names and subscriber lists	1,564	(861)	703	1,564	(625)	939
Other	5,530	(3,542)	1,988	5,530	(3,188)	2,342

	187,623	(134,442)	53,181	176,637	(126,913)	49,724
Total intangible
assets, net	$989,383	(134,442)	854,941	978,397	(126,913)	851,484

(5)	Accounts Payable and Other Current Liabilities

Accounts payable and other current liabilities consist of the following at:

	September 30,	December 31,
	2015	2014
	(In thousands)

Accounts payable	$62,431	77,638
Amount owed to TWC	159,725	154,367
Other	108,045	116,337

	$330,201	348,342

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

(6)	Long‑Term Debt

The following table summarizes the Company’s debt arrangements:

			Balance outstanding
		Principal	September 30,	December 31,
Type	Maturity	Amount	2015	2014
			(In thousands)

Senior notes	2016	$300,000	300,000	300,000
Senior notes	2019	300,000	171,428	214,286
Revolving credit	2018	500,000	—	—

Total		$1,100,000	471,428	514,286
Less current portion			342,857	42,857

Total long-term debt			$128,571	471,429

The Company’s debt had an estimated fair value of $540.0 million and $564.0 million as of September 30, 2015 and December 31, 2014, respectively. The estimated fair value of the Company’s privately held debt was based on available interest rates for debt issuances with similar terms and remaining maturities. Unrealized gains or losses on debt do not result in the realization or expenditure of cash and are not recognized for financial reporting purposes unless the debt is retired prior to its maturity.

The Company is required to maintain certain financial covenants and was in compliance with those covenants as of September 30, 2015. In the event of a change in control, the Company is required to give written notice to each holder containing an offer to prepay the senior notes at a price of 100% of the principal amount of the senior notes plus accrued and unpaid interest, accrued to such date of prepayment, plus a make‑whole amount.

Interest expense for the instruments above, including amortization of deferred financing fees and other fees of $0.4 million and $1.2 million for the three and nine months ended September 30, 2015 and $0.5 million and $1.2 million for the three and nine months ended September 30, 2014, respectively, was $9.3 million and $29.0 million for the three and nine months ended September 30, 2015 and $10.1 million and $31.4 million for the three and nine months ended September 30, 2014, respectively.

(7)	Other Liabilities

Other liabilities consist of the following:

	September 30,	December 31,
	2015	2014
	(In thousands)

Accrued pension benefits	$420,658	420,648
Other	49,981	59,074

	$470,639	479,722

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

(8)	Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss consists of the following at December 31:

	September 30,	December 31,
	2015	2014
	(In thousands)

Cumulative net unrecognized loss on pension and other
postretirement employee benefits	$214,393	223,918

(9)	Pension and Other Postretirement Benefits

The Company sponsors a funded pension plan, the Bright House Networks Pension Plan (the Plan). The Plan provides employees with retirement benefits in accordance with benefit provision formulas based on years of service and compensation. Additionally, the Company sponsors unfunded supplemental pension benefit plans for a select group of management and highly compensated employees and provides postretirement healthcare to retirees and eligible dependents.

A summary of the components of the net periodic benefit costs for the Company’s pension and postretirement benefit plans are as follows:

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
	(In thousands)		(In thousands)

Service cost	$10,850	8,389	32,550	25,167
Interest cost	7,599	6,313	22,797	18,939
Expected return on plan assets	(5,425)	(6,998)	(16,275)	(20,994)
Amortization of net loss	3,175	932	9,525	2,796

Net period benefit cost	$16,199	8,636	48,597	25,908

Contributions to the Plan	$16,618	23,000	36,962	45,000

BRIGHT HOUSE NETWORKS, LLC AND SUBSIDIARIES
Notes to Condensed Consolidated Financial Statements
Three and Nine-Month Periods ended September 30, 2015 and 2014
(Unaudited)

(10)	Related Party Transactions

Advance Publications, Inc. and its wholly owned subsidiaries (Advance) is a related party to the Company due to its ownership of A/N (note 1). Amounts due from Advance (included within other current assets in the accompanying condensed consolidated balance sheets at September 30, 2015 and December 31, 2014) are as follows:

	September 30,	December 31,
	2015	2014
	(In thousands)

Total due from Advance, net	$579	24,247

The accompanying condensed consolidated statements of income include allocations from Advance for certain corporate administrative expenses. Total allocated corporate expense was $18.3 million and $54.8 million for the three and nine months ended September 30, 2015 and $12.0 million and $36.0 million for the three and nine months ended September 30, 2014, respectively, which is recorded by the Company as a component of operating expense within the accompanying condensed consolidated statements of income. Additionally, the Company recognized interest income of $0.5 million and $1.4 million for the three and nine months ended September 30, 2015 and $0.5 million and $1.4 million for the three and nine months ended September 30, 2014 pursuant to its revolving credit agreement with Advance. The aforementioned interest income is recorded as a component of interest, net within the accompanying condensed consolidated statements of income.

(11)	Commitments and Contingencies

The Company has certain pending lawsuits, which, in the opinion of management, will not have a material adverse effect upon the financial condition of the Company.

(12)	Subsequent Events

The Company has evaluated subsequent events that have occurred through November 4, 2015, the date which the accompanying consolidated financial statements were available to be issued, and has determined there were no material events since the balance sheet date of this report requiring disclosure or adjustment to the accompanying consolidated financial statements.